IMPAIRMENT OF LONG-TERM ASSETS (Tables)	12 Months Ended
Dec. 31, 2016
IMPAIRMENT OF LONG-TERM ASSETS [Abstract]
Impairment of long-term assets

The following table presents the market values and carrying values of eight of our vessels that we have determined to have market values that are less than their carrying values as of December 31, 2016. However, based on the estimated future undiscounted cash flows of these vessels, which are significantly greater than the respective carrying values, no impairment was recognized on these vessels.

(in thousands of $)

Vessel	2016 Market value(1)	2016 Carrying value	Deficit
Gandria	20,300	23,300	3,000
Golar Arctic	108,300	143,500	35,200
Golar Frost	197,300	199,500	2,200
Golar Glacier	190,500	195,000	4,500
Golar Ice	193,000	204,100	11,100
Golar Kelvin	192,000	197,200	5,200
Golar Snow	193,000	203,700	10,700
Golar Viking	111,300	120,400	9,100

(1) Market values are determined using reference to average broker values provided by independent brokers. Broker values are considered an estimate of the market value for the purpose of determining whether an impairment trigger exist. Broker values are commonly used and accepted by our lenders in relation to determining compliance with relevant covenants in applicable credit facilities for the purpose of assessing security quality.

Since vessel values can be volatile, our estimates of market value may not be indicative of either the current or future prices we could obtain if we sold any of the vessels. In addition, the determination of estimated market values may involve considerable judgment, given the illiquidity of the second-hand markets for these types of vessels.

Long-lived assets

The following table presents the impairment charge recognized in relation to equipment acquired due to uncertainty of the future usage of this equipment:

(in thousands of $)	2016	2015	2014
Impairment charge	1,706	1,957	500